SEMIANNUAL REPORT

November 30, 1996

INVESCO
EMERGING
GROWTH
FUND


(Effective 2/1/97, INVESCO
Small Company Growth Fund)

A Smart Choice
For Maximum
Growth Potential

INVESCO FUNDS

Economic Overview                                                 December 1996
     Overheating -- or headed into a recession? That's the question analysts have posed all year about the U.S. economy.
     During the third quarter of 1996, growth moderated to a "normal/dull" level of 2.2%. Representing a slowdown from the second quarter's relatively torrid pace of 4.7%, the current level of economic expansion should be moderate enough to stave off inflation fears. The rate of increase in wages, benefits, and prices for consumer and industrial goods has not accelerated over the past 12 months; the Consumer Price Index will likely end 1996 up an annualized rate of about 3.0% -- in line with the historical average.
     A moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate again approaches 5%, many economists expect the Federal Reserve Board to launch a preemptive strike against inflation, with the concomitant danger of cutting the expansion short.
     In mid-autumn, concern about the Fed and the national elections caused a modest pullback in equity markets. Since then, with the political status quo generally maintained vis-a-vis the president and Congress, and the economy slowing on its own, the S&P 500 resumed its upward hike.
     1997 is a post-presidential election year, when the stock market typically drops, and volatility may well continue. Currently, valuations for many individual stocks appear high. Moderate action from the Fed over the winter -- an increase of .25% in short-term interest rates, for example -- might be interpreted by investors in a positive light, with a subsequent calming influence on price swings. Conversely, heavy-handed measures could be viewed as likely to trigger a recession, with negative consequences for corporate earnings estimates -- and stock prices; securities markets around the globe immediately dropped following Fed Chairman Alan Greenspan's December remark that current stock prices may reflect "irrational exuberance."

INVESCO Emerging Growth Fund
     For the one-year period ended 11/30/96, INVESCO Emerging Growth Fund had a total return of 19.64%. During the same period, the Russell 2000 had a total return of 16.52%, and the S&P 500, 27.83%. For the six months ended 11/30/96, the fund had a total return of -7.79%; during that period, the Russell 2000 had a total return of -1.73%, and the S&P 500, 14.43%. The fund's short-term underperformance versus the indexes may be attributed to our relatively low exposure to energy and finance stocks during this period. (Of course, past performance is not a guarantee of future results.)(1),(2)

                             Emerging Growth Fund
                       Average Annualized Total Return
                              as of 11/30/96(1)

                    1 year                             19.64%
                    ------------------------------------------
                    Since inception (12/91)            18.06%
                    ------------------------------------------

     The line graph illustrates the value of a $10,000 investment in INVESCO Emerging Growth Fund, plus reinvested dividends and capital gain distributions, from inception through 11/30/96. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Please note that effective 11/97, we will compare the fund only to the Russell 2000, an unmanaged index which reflects performance of smaller-capitalization stocks, and exclude the S&P 500, an unmanaged index illustrating performance of the very broad universe of large- and small-cap equities.)(1)

Graph:      Total Return Performance(1),(2)

            This line graph compares the value of a $10,000 investment in INVESCO Emerging Growth Fund to the value of a $10,000 investment in the S&P 500 Index and the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through 11/96.

Strategic Summary
     Over the first half of 1996, smaller-capitalization stocks kept pace with the S&P 500, and turned in particularly strong results during the second quarter. Over the past six months, however, investors have favored stocks with lower price-earnings ratios and higher dividend yields, and larger-caps have advanced more strongly. This underperformance of smaller-caps has been particularly true for companies that went public over the past two years.

Graph:      Fund Diversification by Value

            This graph reflects the diversification of the Emerging Growth Fund by value of total net assets in basic materials, capital goods and construction, consumer cyclical, consumer staples, energy, finance, technology, transportation and services, utilities, and net cash and equivalents, as of November 30, 1996, May 31, 1996 and November 30, 1995.

     The national elections -- and their potential effect on the economy through legislative initiatives such as health care -- have been a significant distraction. And according to many analysts, the problem for small-caps has been the uncertain economy. The possibility of higher inflation has made investors less willing to pay now for earnings growth later. The market's concern over sustainability of corporate earnings growth has resulted in a short-term bias towards "proven" winners from the past. However, the strong run-up in stock prices of those stocks has also increased the likelihood that many are now fully valued.
     With the economy settled back down into a moderate expansion, and prices of many larger-caps unreasonably high, investors may well turn to the undervalued smaller-cap market. If inflation remains low, the earnings growth potential of smaller-caps looks even better on a comparative basis.
     Over the past six months, we have adjusted the fund's portfolio to reflect our expectations of a slower-growing economy, while continuing to focus on stocks of companies with market capitalizations up to $1 billion.
     The market's top industry groups in 1996 were technology, finance, and energy. Technology has long been a core part of the fund's long-term strategy. We have not built up a corresponding weighting in energy companies, as price advances may have been driven by short-term phenomena and are likely to adjust as Iran starts delivering oil to the international market. We did add to our holdings in finance over the autumn with new positions in insurance, a savings & loan, and a health care-finance related firm.

     We remain overweighted in the computer software industry, where stocks are selling at low valuation levels while offering dynamic growth potential in earnings. We're excited about the growth prospects of the following companies in the computer software industry: Cognos Inc -- a company which develops, markets, and supports, both directly and through resellers worldwide, advanced client/server development and reporting tools; Saville Systems PLC (ADR) -- a company which develops customer billing systems; and Veritas Software -- a developer, marketer, and supporter of advanced storage management products and software quality tools.
     For much of the year, stocks such as HBO & Co were among our stronger holdings. More recently, medical related stocks were a drag on performance, due to much-exaggerated concerns over the specter of revived legislative problems emanating from a re-elected Clinton Administration. We have closed positions in which our target price was met or we believed future earnings growth would decelerate. Pharmaceuticals, which have outperformed the broad market, remain of interest; newer positions in medical related-drugs stocks include Amrion Inc, Arris Pharmaceutical, and Rexall Sundown.
     As a group, consumer cyclicals underperformed in 1996. Lodging and apparel companies, however, were the exceptions. Holdings in these areas include Stage Stores.
     Naturally, future performance cannot be predicted. But as the domestic economy continues to slow in 1997 and interest rates stabilize, we hope to see a reversal in the flow of funds from over-valued large-cap stocks into under-valued small cap stocks. Emerging Growth Fund will continue to look for companies withaccelerating earnings growth due to rapid sales growth, new products, or services. With its relatively high cash position, the fund has positioned itself to take advantage of selective buying opportunities that currently exist in small-cap stocks.

     Fund  Management
     INVESCO Emerging Growth Fund is co-managed by Timothy J. Miller, Stacie L. Cowell and Trent E. May, all Chartered Financial Analysts.
     Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 16-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
     Previously, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She earned her BA in Economics from Colgate University.
     Trent earned a BS from the Florida Institute of Technology and an MBA from Rollins College. Before joining INVESCO, he was a senior equity fund manager/analyst at Munder capital Management.

     (1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.
     (2)The  S&P  500  is  an  unmanaged   index   considered   representative
of the performance of the broad U.S. stock market. The Russell 2000 is an unmanaged index indicative of smaller-capitalization stocks.

INVESCO Emerging Opportunity Funds, Inc. -
Emerging Growth Fund
Ten Largest Common Stock Holdings
November 30, 1996

Description                                         Value
--------------------------------------------------------------
HA-LO Industries                               $8,327,550
Saville Systems PLC Sponsored ADR               8,283,375
Cognos Inc                                      7,786,200
SITEL Corp                                      7,520,800
PAREXEL International                           7,079,400
Orion Capital                                   6,867,488
CBT Group PLC Sponsored ADR                     6,808,000
APAC TeleServices                               6,737,850
Veritas Software                                6,283,812
Wind River Systems                              5,985,881

Composition of holdings is subject to change.


             -------------------------------------------

INVESCO Emerging Opportunity Funds, Inc. -
Emerging Growth Fund
Statement of Investment Securities
November 30, 1996
UNAUDITED
--------------------------------------------------------------------------------
                                                   Shares or
                                                   Principal
Description                                           Amount             Value
--------------------------------------------------------------------------------
COMMON STOCKS 83.50%
ADVERTISING 3.07%

HA-LO Industries*                                    216,300        $8,327,550
                                                                  ------------
BIOTECHNOLOGY 1.26%

INCYTE Pharmaceuticals*                               90,000         3,420,000
                                                                  ------------
BUSINESS & COMMERCIAL SERVICES 8.37%

APAC TeleServices*                                   142,600         6,737,850
Employee Solutions*                                  150,000         2,775,000
SITEL Corp*                                          380,800         7,520,800
TeleTech Holdings*                                    85,000         2,677,500
Warrantech Corp*                                     210,000         3,018,750
                                                                  ------------
                                                                    22,729,900
                                                                  ------------

--------------------------------------------------------------------------------
                                                   Shares or
                                                   Principal
Description                                           Amount             Value
--------------------------------------------------------------------------------

COMPUTER PERIPHERALS
   & SUPPLIES 1.21%

Security Dynamics Technologies*                       80,000         3,290,000
                                                                  ------------
COMPUTER SERVICES 1.16%

Technology Solutions*                                 70,000         3,150,000
                                                                  ------------
COMPUTER SOFTWARE 21.25%

Avant Corp*                                          126,700         3,705,975
Brooktrout Technology*                                80,000         2,570,000
CBT Group PLC Sponsored ADR*                         118,400         6,808,000
Cognos Inc*                                          204,900         7,786,200
Forrester Research*                                   12,000           256,500
HNC Software*                                        105,000         3,123,750
Hyperion Software*                                   135,000         2,919,375
Information Management Resources*                     28,000           462,000
JDA Software Group*                                  115,000         3,076,250
Project Software & Development*                       85,000         3,527,500
Saville Systems PLC Sponsored ADR*                   199,000         8,283,375
Scopus Technology*                                    87,000         3,251,625
Vantive Corp*                                         71,000         2,449,500
Veritas Software*                                    135,500         6,283,812
Visio Corp*                                           65,000         3,217,500
                                                                  ------------
                                                                    57,721,362
                                                                  ------------
COMPUTER SYSTEMS 5.57%

BTG Inc*                                              75,000         1,509,375
HBO & Co                                              92,000         5,232,500
Pegasystems Inc*                                      80,000         2,390,000
Wind River Systems*                                  121,850         5,985,881
                                                                  ------------
                                                                    15,117,756
                                                                  ------------
EDUCATION & TRAINING 1.77%

Learning Tree International*                          54,200         2,452,550
Sylvan Learning Systems*                              90,000         2,351,250
                                                                  ------------
                                                                     4,803,800
                                                                  ------------
ELECTRICAL EQUIPMENT 1.85%

Cable Design Technologies*                            93,000         2,720,250
SBS Technologies*                                     86,000         2,311,250
                                                                  ------------
                                                                     5,031,500
                                                                  ------------

--------------------------------------------------------------------------------
                                                   Shares or
                                                   Principal
Description                                           Amount             Value
--------------------------------------------------------------------------------
ENGINEERING 1.09%

Willbros Group*                                      280,000         2,975,000
                                                                  ------------
FINANCE RELATED 1.19%

AMRESCO Inc*                                         150,000         3,225,000
                                                                  ------------
HEALTH CARE RELATED 3.81%

Health Images                                        210,100         3,282,812
HealthCare Financial Partners*                        40,000           500,000
NCS HealthCare Class A*                               88,000         2,420,000
Total Renal Care Holdings*                           121,400         4,157,950
                                                                  ------------
                                                                    10,360,762
                                                                  ------------
HOTELS 1.42%

Prime Hospitality*                                   231,400         3,847,025
                                                                  ------------
INSURANCE 6.32%

Frontier Insurance Group                              70,000         2,677,500
HCC Insurance Holdings                               111,200         3,113,600
Mercury General                                       79,100         4,508,700
Orion Capital                                        110,100         6,867,488
                                                                  ------------
                                                                    17,167,288
                                                                  ------------
MEDICAL RELATED 10.92%

ESC Medical Systems Ltd*                             150,000         3,993,750
Omnicare Inc                                         140,600         4,288,300
PAREXEL International*                               136,800         7,079,400
Quintiles Transnational*                              93,300         5,644,650
Renal Treatment Centers*                             121,500         3,159,000
St Jude Medical*                                      75,000         3,131,250
SEQUUS Pharmaceuticals*                              165,000         2,371,875
                                                                  ------------
                                                                    29,668,225
                                                                  ------------
MEDICAL RELATED - DRUGS 4.29%

Amrion Inc*                                          173,650         3,972,244
Arris Pharmaceutical*                                113,000         1,469,000
Medicis Pharmaceutical Class A*                       75,000         3,290,625
Rexall Sundown*                                      114,800         2,913,050
                                                                  ------------
                                                                    11,644,919
                                                                  ------------

--------------------------------------------------------------------------------
                                                   Shares or
                                                   Principal
Description                                           Amount             Value
--------------------------------------------------------------------------------
RETAIL 5.12%

Insight Enterprises*                                 102,000         3,429,750
Proffitts Inc*                                        48,000         1,944,000
Sports Authority*                                    140,000         3,465,000
Stage Stores*                                        143,000         2,681,250
US Office Products*                                   77,200         2,393,200
                                                                  ------------
                                                                    13,913,200
                                                                  ------------
SAVINGS & LOAN 1.28%

FirstFed Financial*                                  145,000         3,461,875
                                                                  ------------
SEMICONDUCTOR EQUIPMENT 1.00%

Teradyne Inc*                                        115,000         2,716,875
                                                                  ------------
TELECOMMUNICATIONS 1.55%

PairGain Technologies*                                66,100         4,222,138
                                                                  ------------
TOTAL COMMON STOCKS
   (Cost $185,387,948)                                             226,794,175
                                                                  ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 16.50%

Repurchase Agreement with
  State Street Bank & Trust Co
  dated 11/29/1996 due 12/2/1996
  at 5.250%, repurchased at
  $44,849,613 (Collateralized by
  US Treasury Notes due 5/31/1998
  at 6.000%, value $45,736,108)
  (Cost $44,830,000)                            $44,830,000        44,830,000
                                                                  ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost  $230,217,948)
 (Cost for Income Tax Purposes
   $230,649,832)                                                  $271,624,175
                                                                  ============
* Security is non-income producing.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.-
Emerging Growth Fund
Statement of Assets and Liabilities
November 30, 1996
UNAUDITED

ASSETS

Investment Securities at Value~
   (Cost $230,217,948)~                                     $271,624,175
Receivables:
   Investment Securities Sold                                    788,738
   Fund Shares Sold                                            4,015,617
   Dividends and Interest                                         28,025
Organization Costs                                                   536
Prepaid Expenses                                                 115,208
                                                         ---------------
TOTAL ASSETS                                                 276,572,299
                                                         ---------------
LIABILITIES

Payables:
   Custodian                                                     430,606
   Investment Securities Purchased                             5,340,607
   Fund Shares Repurchased                                       412,021
Accrued Distribution Expenses                                     55,142
Accrued Expenses and Other Payables                               21,191
                                                         ---------------
TOTAL LIABILITIES                                              6,259,567
                                                         ---------------
Net Assets at Value                                         $270,312,732
                                                         ===============
NET ASSETS

Paid-in Capital*                                            $216,350,243
Accumulated Undistributed Net
   Investment Loss                                           (1,023,119)
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities                                                 13,579,381
Net Appreciation of Investment
   Securities                                                 41,406,227
                                                         ---------------
Net Assets at Value                                         $270,312,732
                                                         ===============
Net Asset Value, Offering and
   Redemption Price per Share                                     $13.26
                                                         ===============

~ Investment securities at cost and value at November 30, 1996 include a repurchase agreement of $44,830,000.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share, of which 20,381,056 were outstanding at November 30, 1996.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.-
Emerging Growth Fund
Statement of Operations
Six Months Ended November 30, 1996
UNAUDITED

INVESTMENT INCOME

INCOME
Dividends                                                       $116,886
Interest                                                         970,036
                                                         ---------------
   TOTAL INCOME                                                1,086,922
                                                         ---------------
EXPENSES

Investment Advisory Fees                                       1,059,346
Distribution Expenses                                            353,366
Transfer Agent Fees                                              516,599
Administrative Fees                                               26,202
Custodian Fees and Expenses                                       32,524
Directors' Fees and Expenses                                      12,154
Organization Expenses                                              3,215
Professional Fees and Expenses                                    17,244
Registration Fees and Expenses                                    58,662
Reports to Shareholders                                           41,709
Other Expenses                                                     4,358
                                                         ---------------
   TOTAL EXPENSES                                              2,125,379
   Fees and Expenses Paid Indirectly                            (21,717)
                                                         ---------------
   NET EXPENSES                                                2,103,662
                                                         ---------------
NET INVESTMENT LOSS                                          (1,016,740)
                                                         ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES

Net Realized Gain on Investment
   Securities                                                  6,861,492
Change in Net Depreciation of
   Investment Securities                                    (38,577,770)
                                                         ---------------
NET LOSS ON INVESTMENT SECURITIES                           (31,716,278)
                                                         ---------------
Net Decrease in Net Assets from
   Operations                                              $(32,733,018)
                                                         ===============

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.-
Emerging Growth Fund
Statement of Changes in Net Assets


                                                  Six Months              Year
                                                       Ended             Ended
                                                 November 30            May 31
                                             ---------------      ------------
                                                        1996              1996
                                                   UNAUDITED
OPERATIONS

Net Investment Loss                             $(1,016,740)      $(1,624,741)
Net Realized Gain on
 Investment Securities                             6,861,492        15,778,132
Change in Net Appreciation
 (Depreciation) of Investment
 Securities                                     (38,577,770)        80,619,041
                                             ---------------      ------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS                (32,733,018)        94,772,432
                                             ---------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM NET REALIZED GAIN ON
   INVESTMENT SECURITIES                                   0       (3,120,041)
                                             ---------------      ------------
FUND SHARE TRANSACTIONS

Proceeds from Sales of Shares                    279,892,302       662,626,265
Reinvestment of Distributions                              0         3,055,949
                                             ---------------      ------------
                                                 279,892,302       665,682,214
Amounts Paid for Repurchases
   of Shares                                   (346,875,664)     (541,032,810)
                                             ---------------      ------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS                           (66,983,362)       124,649,404
                                             ---------------      ------------
Total Increase (Decrease) in
   Net Assets                                   (99,716,380)       216,301,795

NET ASSETS

Beginning of Period                              370,029,112       153,727,317
                                             ---------------      ------------
End of Period (Including
   Accumulated Undistributed
   Net Investment Loss of
   ($1,023,119) and ($6,379),
   respectively)                                $270,312,732      $370,029,112
                                             ===============      ============
                        ------------------------------------

FUND SHARE TRANSACTIONS

Shares Sold                                       21,208,349        55,676,741
Shares Issued from Reinvestment
   of Distributions                                        0           261,428
                                             ---------------      ------------
                                                  21,208,349        55,938,169
Shares Repurchased                              (26,552,245)      (46,615,111)
                                             ---------------      ------------
Net Increase (Decrease) in
   Fund Shares                                   (5,343,896)         9,323,058
                                             ===============      ============

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc. -
Emerging Growth Fund
Notes to Financial Statements
UNAUDITED
     NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Emerging Opportunity Funds, Inc. (the "Fund"), was incorporated in Maryland and presently consists of the Emerging Growth Fund. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Effective February 1, 1997, the Fund's name will change to INVESCO Emerging Opportunity Funds, Inc. - Small Company Growth Fund.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
   If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
   Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C.  SECURITY   TRANSACTIONS  AND  RELATED   INVESTMENT  INCOME  -  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.
D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
    Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E.   DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. ORGANIZATION COSTS - Organization costs advanced by INVESCO Funds Group,
Inc. ("IFG") are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations. IFG has agreed that if it redeems any of its initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.
G. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
   For the six months ended November 30, 1996, Fees and Expenses Paid Indirectly consisted of $19,651 included in Custodian Fees and Expenses and $2,066 included in Transfer Agent Fees.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the six months ended November 30, 1996, the Fund paid the Distributor $371,006 for reimbursement of expenses incurred.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $215,432,320 and $320,340,900, respectively.
     There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At November 30, 1996, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $47,795,918 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $6,821,575, resulting in net appreciation of $40,974,343.
NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
     The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.
     Pension expenses for the six months ended November 30, 1996, included in Directors' Fees and Expenses in the Statement of Operations were $1,764. Unfunded accrued pension costs of $10,493 and pension liability of $18,636 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the six months ended November 30, 1996, there were no such borrowings.

INVESCO Emerging Opportunity Funds, Inc.--
Emerging Growth Fund
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                     Six Months                                                      Period
                                                          Ended                                                       Ended
                                                    November 30                        Year Ended May 31             May 31
                                                   ------------      ---------------------------------------------   -------
                                                           1996        1996        1995        1994        1993       1992>
                                                      UNAUDITED

PER SHARE DATA
Net Asset Value - Beginning of Period                    $14.38       $9.37      $11.40       $9.89       $7.55       $7.50
                                                   ------------      ---------------------------------------------   -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.05)      (0.06)        0.04      (0.01)      (0.04)      (0.02)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                        (1.07)        5.25        0.46        1.53        2.38        0.07
                                                   ------------      --------------------------------------------    -------
Total from Investment Operations                         (1.12)        5.19        0.50        1.52        2.34        0.05
                                                   ------------      --------------------------------------------    -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.00        0.00        0.04        0.00        0.00        0.00
Distributions from Capital Gains                           0.00        0.18        2.49        0.01        0.00        0.00
                                                   ------------      --------------------------------------------    -------
Total Distributions                                        0.00        0.18        2.53        0.01        0.00        0.00
                                                   ------------      --------------------------------------------    -------
Net Asset Value - End of Period                          $13.26      $14.38      $ 9.37      $11.40      $ 9.89      $ 7.55
                                                   ============      ============================================    =======

TOTAL RETURN                                           (7.79%)*      55.78%       4.98%      15.34%      30.95%      0.68%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                      $270,313    $370,029    $153,727    $176,510    $103,029     $25,579
Ratio of Expenses to Average
   Net Assets#                                           0.75%*@      1.48%@       1.49%       1.37%       1.54%      1.93%~
Ratio of Net Investment Income (Loss)
   to Average Net Assets#                              (0.36%)*     (0.78%)       0.41%     (0.26%)     (0.70%)    (0.95%)~
Portfolio Turnover Rate                                    87%*        221%        228%        196%        153%        50%*
Average Commission Rate Paid^^                         $0.2792*           -           -           -           -           -

> From December 27, 1991, commencement of operations, to May 31, 1992.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended May 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.52% and ratio of net investment income to average net assets would have been 0.38%.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                FAMILY OF FUNDS

                                                                      Newspaper
Fund Name                          Fund Code       Ticker Symbol    Abbreviation
--------------------------------------------------------------------------------
International

International Growth                  49               FSIGX            IntlGr
Asian Growth                          41               IVAGX            AsianGr
European                              56               FEURX             Europ
European Small Company                37               IVECX           EuroSmCo
Latin American Growth                 34               IVSLX           LatinAmGr
Pacific Basin                         54               FPBSX             PcBas
--------------------------------------------------------------------------------
Sector

Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Realty                                42                 *                 *
Technology                            55               FTCHX             Tech
Utilities                             58               FSTUX             Util
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Capital Appreciation

Growth                                10               FLRFX             Grwth
Dynamics                              20               FIDYX             Dynm
Small Company                         74               IDSCX            DivSmCo
Emerging Growth                       60               FIEGX            Emgrth
--------------------------------------------------------------------------------
Growth & Income

Industrial Income                     15               FIIIX            IndInc
Value Equity                          46               FSEQX             ValEq
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond

Short-Term Bond                       33               INIBX            ShTrBd
Intermediate Government Bond          47               FIGBX            IntGov
U.S. Government Securities            32               FBDGX             USGvt
Select Income                         30               FBDSX            SelInc
High Yield                            31               FHYPX             HiYld
--------------------------------------------------------------------------------
Tax-Exempt

Tax-Free Intermediate Bond            36                 *                 *
Tax-Free Long-Term Bond               35               FTIFX             TxFre
--------------------------------------------------------------------------------

                                FAMILY OF FUNDS

                                                                      Newspaper
Fund Name                          Fund Code       Ticker Symbol    Abbreviation
--------------------------------------------------------------------------------
Money Market

U.S. Government Money Fund            44               FUGXX           InvGvtMF
Cash Reserves                         25               FDSXX            InvCshR
Tax-Free Money Fund                   40               FFRXX          InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union Avenue,
Lobby Level

INVESCO Funds Group, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or
accompanied by a current prospectus.